UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 27, 2007
Republic Services, Inc.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-14267	65-0716904

(Commission File Number)	(IRS Employer Identification No.)

110 SE 6th Street, 28th Floor, Fort Lauderdale, Florida	33301

(Address of Principal Executive Offices)	(Zip Code)
(954) 769-2400

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On February 21, 2007, the Compensation Committee of the Board of Directors of Republic Services, Inc. (the “Company”) approved Amended and Restated Employment Agreements for James E. O’Connor, Chairman & Chief Executive Officer (principal executive officer), Michael J. Cordesman, President & Chief Operating Officer, Tod C. Holmes, Senior Vice President and Chief Financial Officer (principal financial officer) and David A. Barclay, Senior Vice President & General Counsel.
     The Amended and Restated Employment Agreements are substantially similar to prior Employment Agreements for these officers subject to the following changes:
•	Each officers’ financial, tax and estate planning reimbursement up to an amount equal to two percent of salary was eliminated. In lieu of this reimbursement, each officers’ salary was increased by two percent.

•	The target annual bonus percentage for each of Messrs. O’Connor, Cordesman, Holmes and Barclay was increased to 120%, 100%, 70% and 60%, respectively.

•	In the event an officer is terminated without cause, that officer will receive severance payments equal to a multiple of “Adjusted Salary,” which includes the officer’s salary plus the value of restricted stock grants made in lieu of salary increases.

•	In the event an officer is terminated without cause, the officer is no longer eligible to receive additional compensation for income and other taxes payable with respect to amounts deferred and attributable to periods commencing on or after January 1, 2007.

•	In addition to other changes made to the Amended and Restated Employment Agreements to conform them to provisions found in the Company’s Executive Incentive Plan, both the Amended and Restated Employment Agreements and the Executive Incentive Plan were amended to provide that upon the death, disability or retirement of a participant, such person (or his or her estate) will receive, within thirty (30) days following such event, a payment equal to the amounts such person was otherwise eligible to receive under the Company’s annual and long-term incentive programs for all open periods as if all performance goals had been met at 100% of target and such person’s employment had continued through the end of such period.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 27, 2007	REPUBLIC SERVICES, INC.
	By:	/s/ Tod C. Holmes
Tod C. Holmes
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

	By:	/s/ Charles F. Serianni
Charles F. Serianni
Vice President and Chief Accounting Officer (Principal Accounting Officer)

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